UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C., 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2023

EZFILL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40809	84-4260623
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2999 NE 191st Street, Aventura, Florida 33180

(Address of principal executive offices, including Zip Code)

305-791-1169

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	EZFL	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Amendment to Promissory Note and Securities Purchase Agreement

As previously reported on EzFill Holdings, Inc.’s (the “Company”) Current Report on Form 8-K filed with the Securities and Exchange Commission (the “Commission”) on April 21, 2023, on April 19, 2023 the Company entered into a Securities Purchase Agreement (the “Purchase Agreement”) with AJB Capital Investments, LLC (“AJB” or the “Investor”) with respect to the sale and issuance to the Investor of: (i) an initial commitment fee in the amount of $700,000 in the form of 2,000,000 shares (the “Commitment Fee Shares”) of the Company’s common stock (the “Common Stock”) and (ii) a promissory note in the aggregate principal amount of $1,500,000 (the “Note”). As previously reported on the Company’s Current Report on Form 8-K filed with the Commission on May 18, 2023, on May 17, 2023, the Company and AJB entered into an Amendment to the Purchase Agreement (the “Amended Purchase Agreement”).

On August 3, 2023, the Company and AJB executed an additional amendment to the Amended Purchase Agreement (the “August Amendment”). The August Amendment provides the Company until September 15, 2023 to obtain the Shareholder Approval required by the Purchase Agreement.

The information set forth above is qualified in its entirety by reference to the August Amendment, which is incorporated herein by reference and attached hereto as Exhibit 10.1.

Item 3.02. Unregistered Sales of Equity Securities.

On July 31, 2023, the Company entered into an agreement wherein the Company agreed to issue to a consultant an aggregate of 75,000 shares of the Company’s common stock in exchange for the consultant’s services. The shares will be issued in three, 25,000 share issuances.

The securities above were offered and sold pursuant to an exemption from the registration requirements under Section 4(a)(2) of the Securities Act for transactions not involving a public offering.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Amendment to the Securities Purchase Agreement dated August 3, 2023 between EzFill Holdings, Inc. and AJB Capital Investments, LLC.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 4, 2023

EZFILL HOLDINGS, INC.

By:	/s/ Yehuda Levy
Name:	Yehuda Levy
Title:	Interim Chief Executive Officer